Organization and Principal Activities	12 Months Ended
Dec. 31, 2024
Organization and Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES
1.	organization and principal activities

Business and organization

Samfine Creation Holdings Group Limited (“We,” “us,” “Our,” “our Company,” the “Company,” or “SFHG”), through its wholly-owned subsidiaries, is engaged in commercial printing services in Hong Kong and the People’s Republic of China (“PRC”).

A group reorganization of the legal structure was completed in on January 31, 2022. As the Group were under same control of the shareholders and their entire equity interests were also ultimately held by the shareholders immediately prior to the group reorganization, the consolidated statements of operations and comprehensive income (loss), consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows are prepared as if the current group structure had been in existence throughout the year ended December 31, 2022.

On September 5, 2023, we effected a share split at a ratio of 1-to-1.6. As a result of the share split, we now have 800,000,000 authorized ordinary shares with a par value of US$0.0000625 per ordinary share and 18,000,000 ordinary shares issued and outstanding which have been retroactively restated to the beginning of the first period presented.

Initial Public Offering

On October 16, 2024, the Company announced the closing of its initial public offering (“IPO”) of 2,000,000 ordinary shares, US$0.0000625 par value per share (“Ordinary Shares”) at an offering price of US$4.00 per share for a total of US$8,000,000 in gross proceeds. On October 22, 2024, the underwriters of the Company completed exercising the over-allotment of 300,000 Ordinary Shares of the Company with gross proceeds of US$1,200,000. In aggregate, the Company raised total net proceeds of approximately HK$63.9 million (US$8.2 million), which was reflected in the statement of cash flows, after deducting underwriting discounts and commissions and outstanding offering expenses upon the completion of listing and exercise of over-allotment. During the process of IPO and over-allotment, the Company incurred an aggregate of approximately HK$18.6 million (US$2.4 million) for underwriting discounts and commissions and total offering expenses, among which approximately HK$10.8 million (US$1.4 million) offering expenses were paid just before successful listing and over-allotment and recognized as deferred offering costs. At the date of closing of IPO and over-allotment (i.e. October 22, 2024), the underwriting discounts and commissions and total offering expenses of approximately HK$7.8 million (US$1.0 million) were offset against the gross offering proceeds of HK$71.7 million (US$9.2 million) resulted in net amount of approximately HK$53.1 million (US$9.2 million) which was recognized in additional paid-in capital.

The consolidated financial statements as of December 31, 2024 of the Company include the following entities:

Name	Background	% of Ownership
SFHG or the Company	— Incorporated in Cayman Island — Incorporated on January 20, 2022 — Holding company	Parent

New Achiever	— Incorporated in BVI — Incorporated on January 13, 2022 — Intermediate holding company	100% owned by SFHG

Samfine HK	— Incorporated in Hong Kong — Incorporated on March 12, 1997 — Provision of commercial printing services	100% owned by New Achiever

Samfine SZ	— Incorporated in PRC — Established on February 5, 1993 — Provision of commercial printing services	100% owned by Samfine HK

Samfine SZ Technology	— Incorporated in PRC — Incorporated on April 21, 2021 — Printing and trading of personalized printing products	100% owned by Samfine SZ